----------------------------------------------------
                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  4
Portfolio Highlights.............................  5
Portfolio Management Review......................  6
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 15
Statement of Operations.......................... 16
Statement of Changes in Net Assets............... 17
Financial Highlights............................. 18
Notes to Financial Statements.................... 21

PATF SAR 8/97

                             LETTER TO SHAREHOLDERS


July 24, 1997

Dear Shareholder,
    As you know, Van Kampen American
Capital was acquired by Morgan Stanley
Group Inc., a world leader in asset
management. Earlier this year, Morgan
Stanley Group Inc. and Dean Witter,
Discover & Co. agreed to merge. The
merger was completed on May 31,                        [PHOTO]
creating the combined company of
Morgan Stanley, Dean Witter, Discover   DENNIS J. MCDONNELL AND DON G. POWELL
& Co. Additionally, we are very
pleased to announce that Philip N.
Duff, formerly the chief financial officer of Morgan Stanley Group Inc., has joined Van Kampen American Capital as president and chief executive officer. I will continue as chairman of the firm. We are confident that the partnership of Van Kampen American Capital and Morgan Stanley will continue to work to the benefit of our fund shareholders.
    One of the immediate privileges that we can offer fund shareholders is the ability to make exchanges between Van Kampen American Capital and Morgan Stanley retail funds at no charge. In our view, the rapid appreciation of U.S. stock prices in recent years has created a need for investors to examine their portfolios carefully to ensure proper diversification among domestic and foreign investments. The Morgan Stanley retail funds, with their emphasis on global markets, can be valuable tools for accomplishing this diversification.
    We also urge investors to consider how their fund holdings are currently allocated among the three major asset classes of stocks, bonds, and cash reserves. Uneven movements in the various markets can distort a carefully planned investment program. And, with stock prices near record highs, it is likely that some rebalancing of your portfolio allocations may be necessary. Once again, the exchangeability feature with the Morgan Stanley retail funds provides additional choices and opportunities to make the necessary adjustments to your portfolio's asset allocation.

ECONOMIC OVERVIEW
    Growth, stability, and confidence continued to characterize the U.S. economic environment during the past six months. In the first quarter, the economy grew at its fastest pace since 1987. Meanwhile, consumer confidence soared to its highest reading in 27 years, while unemployment fell as low as 4.8 percent, the lowest level since 1973.
    Despite the robust pace of economic activity, there was little evidence of troublesome inflation. Wholesale prices actually fell during each of the first five months of 1997, the longest stretch of consecutive monthly declines in 45 years. At the consumer level, prices

                                                           Continued on page two
rose by a mere 2.2 percent during the 12 months through May. A strong rally in the U.S. dollar helped dampen inflationary pressures resulting from the vigorous domestic economy by making imported goods less expensive. At the same time, continued moderation in the cost of employee benefit packages offset mild upward pressure on wages.
    In March, the inflationary implications of a tight labor market caused the Federal Reserve Board to raise its target for a key lending rate by one-quarter of a percentage point, the first hike in short-term interest rates in two years. Signs that economic growth slowed markedly in the second quarter, however, led Fed policymakers to leave rates unchanged at subsequent meetings.

MARKET OVERVIEW
    The strong economy and tight labor market combined to put mild upward pressure on bond yields during the first half of 1997. For several weeks during the spring, it appeared that economic growth was too robust and that inflation could reemerge. The Federal Reserve's quarter-point increase in short-term interest rates, as well as worries about inflation, pushed yields on long-term government bonds up to 7.17 percent in April. When subsequent data showed the economy to be decelerating during the second quarter, bond yields gradually fell back to 6.78 percent at the end of June, slightly above where they stood at the beginning of the year.
    Within the tax-exempt municipal market, long-term general obligation bonds returned nearly four percent during the past six months. The supply of municipal bonds remained tight, as a number of older bonds were called and new issuance was less than anticipated. As of June 30, long-term AA-rated general obligation bonds yielded 5.49 percent, which is equivalent to a 9.09 percent yield on taxable securities for investors in the 39.6 percent federal income tax bracket.

OUTLOOK
    We expect the pace of economic activity during the remainder of 1997 to accelerate modestly from the sluggish rate that prevailed during the second quarter. While we do not believe that economic growth will be rapid enough to reignite inflation, some warning signs are present, including a tight labor market and high consumer confidence. In this environment, at least one additional Federal Reserve interest rate hike remains a possibility. We anticipate that long-term interest rates will remain within a relatively narrow range for the remainder of the year.
    We are fortunate to be experiencing a rare combination of sustained economic growth, low inflation, and highly favorable performance in the financial market. Along with our shareholders, we celebrate the seemingly best of economic times. Once again, we encourage you to review your portfolio with an eye toward correcting allocation imbalances.

                                                         Continued on page three

    Additional details about your Fund, including a question-and-answer section with your portfolio management team, are provided in this report. We appreciate your continued confidence in your investment with Van Kampen American Capital.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

             PERFORMANCE RESULTS FOR THE PERIOD ENDED JUNE 30, 1997

                          VAN KAMPEN AMERICAN CAPITAL
                       PENNSYLVANIA TAX FREE INCOME FUND

                                             A          B          C
                                           SHARES     SHARES     SHARES
 TOTAL RETURNS
Six-month total return based on
  NAV(1)................................     2.62%      2.29%      2.23%
Six-month total return(2)...............    (2.24%)    (1.71%)     1.23%
One-year total return(2)................     2.77%      3.14%      6.08%
Five-year average annual total
  return(2).............................     5.74%        N/A        N/A
Ten-year average annual total
  return(2).............................     8.21%        N/A        N/A
Life-of-Fund average annual total
  return(2).............................     8.20%      4.58%      4.27%
Commencement date.......................  05/01/87   05/01/93   08/13/93

 DISTRIBUTION RATES AND YIELD
Distribution rate(3)....................     4.97%      4.46%      4.46%
Taxable equivalent distribution
  rate(4)...............................     7.99%      7.17%      7.17%
SEC Yield(5)............................     4.54%      4.01%      3.99%

N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (4.75% for A shares) or contingent deferred sales charge for early withdrawal (4% for B shares and 1% for C shares).

(2) Standardized total return. Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (A shares) or contingent deferred sales charge for early withdrawal (B and C shares).

(3) Distribution rate represents the monthly annualized distributions of the Fund at the end of the period and not the earnings of the Fund.

(4) Taxable equivalent calculations reflect a combined federal and state income tax rate of 37.8%, which takes into consideration the deductibility of individual state taxes paid.

(5) SEC Yield is a standardized calculation prescribed by the Securities and Exchange Commission for determining the amount of net income a portfolio should theoretically generate for the 30-day period ending June 30, 1997.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

See the Fund Performance section of the current prospectus. Past performance does not guarantee future results. Investment return and net asset value will fluctuate with market conditions. Fund shares, when redeemed, may be worth more or less than their original cost.

The types of securities the Fund invests in generally provide yields based upon a higher degree of credit and market risk. An investment in medium- and lower-rated securities involves the risk of potentially greater sensitivity to an economic downturn which would affect the issuer's ability to make timely payments of interest and principal.

Market forecasts provided in this report may not necessarily come to pass.

                              PORTFOLIO HIGHLIGHTS

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND TOP TEN HOLDINGS AS OF JUNE 30, 1997

                                                PERCENTAGE OF FUND'S
                                                LONG-TERM INVESTMENTS
Philadelphia, PA Authority Industrial
  Development Lease Revenue .................           4.1%
Pennsylvania State Higher Educational
  Assistance Agency Student Loan Revenue ....           3.3%
Allegheny County, PA Hospital Development
  Authority Revenue Hospital St. Francis
  Medical Center Project ....................           2.9%
Berks County, PA ............................           2.6%
Pennsylvania State Higher Educational
  Facility Authority Health Services Revenue
  Allegheny Delaware Valley .................           2.5%
Philadelphia, PA Municipal Authority Revenue
  Municipal Services Building Lease .........           2.3%
Radnor Township, PA School District .........           2.1%
Pennsylvania State Higher Educational
  Facility Authority Revenue Drexel
  University ................................           2.0%
Delaware County, PA Authority Revenue First
  Mortgage Riddle Village Project ...........           1.9%
Allegheny County, PA Hospital Development
  Authority Revenue Health Center
  Presbyterian University ...................           1.9%

 CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

AS OF JUNE 30, 1997                             AS OF DECEMBER 31, 1996
AAA............... 50.6%                        AAA............... 51.5%
AA................  8.0%                        AA................  6.5%
A................. 15.7%                        A................. 14.2%
BBB............... 12.8%                        BBB............... 15.6%
BB................  1.4%                        BB................  1.7%
Non-Rated......... 11.5%                        Non-Rated......... 10.5%



Based upon the highest credit quality ratings as determined by Standard & Poor's or Moody's.

 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF JUNE 30, 1997                             AS OF DECEMBER 31, 1996
Health Care...........  22.8%                   Health Care............  24.7%
Industrial Revenue....  13.3%                   Industrial Revenue.....  10.4%
Public Education......   8.3%                   Public Building........   9.0%
Other Care............   7.3%                   Public Education.......   7.8%
Public Building.......   7.3%                   Other Care.............   7.5%

 DURATION

           AS OF JUNE 30, 1997           AS OF DECEMBER 31, 1996
Duration       8.00 years                      8.04 years

                          PORTFOLIO MANAGEMENT REVIEW
         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

We recently spoke with the management team of the Van Kampen American Capital Pennsylvania Tax Free Income Fund about the key events and economic forces that shaped the markets during the first half of the Fund's fiscal year. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following excerpts reflect their views concerning the Fund's performance during the six-month period ended June 30, 1997.

   Q HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT IN WHICH THE FUND HAS OPERATED OVER THE PAST SIX MONTHS?

   A Interest rate changes and the state of the economy have played the biggest roles in the Fund these past six months. The national economy has been expanding for several periods--with unemployment at a 27-year low and few signs of inflation. While the rest of the United States thrives, however, the economy in Pennsylvania has consistently lagged, due in large part to an aging population and slow job creation.
    In addition to the national and state economic issues, availability of attractive bond yields still remains at low levels. Although overall issuance in Pennsylvania is significantly higher than the same period of 1996 (33 percent higher) the tight supply of higher-yielding bonds has proven to be an obstacle in improving the yield and the Fund over the period.

   Q  HAS THE FUND'S PERFORMANCE SUFFERED DUE TO THE TIGHT SUPPLY?

   A No, not at all, but it has forced us to work a little harder to achieve our goals. In fact, we are pleased with the Fund's performance, particularly over the longer term. The Fund has performed at or near the top half of its peer group, as tracked by Lipper Analytical Services, Inc., for both the three-year and five-year periods ended June 30, 1997.

   Q  HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE INFLUENCES?

   A  In response to the economy, we adjusted the Fund's duration in March to
      7.30 years, slightly shorter than the Lehman Brothers Municipal Bond Index duration of 7.97 years, in anticipation that inflation would pick up and the Federal Reserve Board would increase interest rates. Because of the longer-term nature of the Fund, the calculation of this index's duration has been adjusted to eliminate bonds with maturities of five years or less. Duration, expressed in years, is a measurement of the Fund's sensitivity to interest rate movements. The shorter its duration, the less sensitive the Fund is expected to be to interest rate changes. This adjustment proved beneficial to the Fund following the March increase. Unfortunately, when the market went down we left the duration short of its benchmark which negatively affected the return during the month of May.

    During the second quarter, when higher-yielding bond issuance increased, we were able to add some attractive issues, bringing more diversity and better coupon rates to the Fund. This enabled us to increase our dividends to shareholders.
    The Fund, however, has encountered some difficulties with some of its current holdings. One position in the paper and pulp industry, representing about one percent of the Fund's assets, has had a slightly negative impact on the total return. In an effort to decrease the risks associated with this holding, we have gradually reduced our position resulting in an improvement in the Fund's total return. For additional Fund portfolio highlights, please refer to page five.

   Q FOCUSING ON THE PAST SIX MONTHS, HOW WOULD YOU EVALUATE THE FUND'S PERFORMANCE?

   A The Fund has performed well. For the six months ended June 30, 1997, it generated a total return of 2.62 percent(1) (Class A shares at net asset value). By comparison, the Lehman Brothers Municipal Bond Index produced a total return of 3.20 percent over the same period. Keep in mind that this index is a broad-based, unmanaged index of municipal bonds and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
    The Fund's net asset value closed the reporting period at $17.49 per Class A share. The tax-exempt distribution rate as of June 30, was 4.97 percent(3), representing a taxable-equivalent distribution rate of 7.99 percent(4) for an investor in the 37.8 percent combined federal and state income tax bracket. Please refer to the chart on page four for additional Fund performance results.

   Q  HOW WERE YOU ABLE TO ADD DIVERSITY AND YIELD TO THE FUND?

   A Pennsylvania historically is a large issuer of health-care bonds, continuing care retirement centers, nursing homes, and hospitals. In addition to health care, we are investing in school and water districts, some townships, and the transportation authority.

   Q  WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

   A We are relatively optimistic about the national economy and expect continued growth, but at a slower rate than the two previous quarters. Over the next six months, however, we will be watching the economy for signs of inflation, which will likely result in increased interest rates.

    Regardless of economic factors, we feel confident that we are positioning the Fund for solid, consistent performance. We will continue to manage the Fund in a manner consistent with the philosophy we have applied since the Fund's inception, as we seek to achieve our objective of providing shareholders with a high level of current income, exempt from federal and state income taxes.

[SIG]

Peter W. Hegel
Chief Investment Officer
Fixed Income Investments

[SIG]

Dennis S. Pietrzak
Portfolio Manager

                                               Please see footnotes on page four

                            PORTFOLIO OF INVESTMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          PENNSYLVANIA  100.3%
$3,500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser B (FSA Insd)...........................    6.625%   01/01/22  $  3,741,115
   500    Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh Intl
          Arpt Ser C (MBIA Insd)..........................    8.250    01/01/16       519,215
 1,625    Allegheny Cnty, PA C-34 Conv Cap Apprec (a).....  0/8.625    02/15/04     1,844,277
 1,000    Allegheny Cnty, PA Higher Edl Bldg Auth Univ Rev
          Duquesne Univ Proj (AMBAC Insd).................    6.500    03/01/11     1,133,860
 2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
          Presbyterian Univ Ser A (MBIA Insd) (c).........    6.000    11/01/12     2,568,525
 2,500    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Cent
          Presbyterian Univ Ser A (MBIA Insd).............    6.250    11/01/23     2,594,225
 2,140    Allegheny Cnty, PA Hosp Dev Auth Rev Hlth Fac
          Allegheny Vly Sch...............................    7.750    02/01/15     2,276,339
   845    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.300    05/15/04       850,264
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.400    05/15/05     1,008,230
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.500    05/15/06     1,011,830
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.500    05/15/07     1,009,030
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.600    05/15/08     1,007,220
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.750    05/15/09     1,011,940
 1,000    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.750    05/15/10     1,003,340
 1,160    Allegheny Cnty, PA Hosp Dev Auth Rev Hosp St
          Francis Med Cent Proj...........................    5.750    05/15/17     1,144,375
   955    Allegheny Cnty, PA Indl Dev Auth Med Cent Rev
          Presbyterian Med Cent Rfdg (FHA Gtd)............    6.750    02/01/26     1,016,445
 2,500    Allegheny Cnty, PA Indl Dev Auth Rev
          Environmental Impt Ser A Rfdg...................    6.700    12/01/20     2,645,525
 1,350    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          1983 Ser B......................................        *    10/01/15       199,139
 1,945    Allegheny Cnty, PA Residential Fin Auth Mtg Rev
          Single Family Ser Z (GNMA Collateralized).......    6.875    05/01/26     2,043,806
 5,000    Allegheny Cnty, PA San Auth Swr Rev (MBIA Insd)
          (b).............................................    5.375    12/01/24     4,832,850
 2,000    Beaver Cnty, PA Hosp Auth Rev Med Cent Beaver,
          PA Inc Ser A (AMBAC Insd).......................    6.250    07/01/22     2,095,080
 4,500    Beaver Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Collateral Toledo Edison Co Proj Ser A Rfdg.....    7.750    09/01/24     4,749,120

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$6,000    Berks Cnty, PA (Inverse Fltg) (FGIC Insd).......    8.620%   11/10/20  $  7,200,000
 2,000    Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj B...............................    6.875    10/01/17     2,131,720
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
          Inc Proj Rfdg...................................    7.500    05/15/13     1,044,320
 1,000    Berks Cnty, PA Muni Auth Rev Phoebe Berks Vlg
          Inc Proj Rfdg...................................    7.700    05/15/22     1,020,070
 2,750    Bradford Cnty, PA Indl Dev Auth Solid Waste Disp
          Rev Intl Paper Co Proj A........................    6.600    03/01/19     2,913,515
 1,000    Cambria Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Bethlehem Steel Corp Proj Rfdg..................    7.500    09/01/15     1,067,710
 1,000    Cambria Cnty, PA Indl Dev Auth Res Recovery Rev
          Cambria Cogen Proj Ser F........................    7.750    09/01/19     1,027,150
 1,000    Chester Cnty, PA Hlth & Edl Fac Auth Hlth Sys
          Rev (AMBAC Insd)................................    5.650    05/15/20       976,110
 1,880    Chester Cnty, PA Hlth & Edl The Chester Cnty
          Hosp (MBIA Insd)................................    5.625    07/01/08     1,970,127
    90    Chester Cnty, PA Hosp Auth Rev Brandywine
          Hosp............................................    7.000    07/01/10        91,939
   760    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/01       635,915
   860    Chichester Sch Dist PA Ser 1989 (MBIA Insd).....        *    06/01/02       684,302
   945    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
          Proj............................................    8.500    07/01/13     1,041,324
 1,000    Clarion Cnty, PA Hosp Auth Hosp Rev Clarion Hosp
          Proj............................................    8.500    07/01/21     1,101,930
 1,130    Clearfield Cnty, PA Indl Dev Auth Coml Dev Rev
          First Mtg Kmart Corp Ser A Rfdg.................    7.200    07/01/07     1,192,421
 2,230    Cumberland Cnty, PA Muni Auth Rev First Mtg
          Carlisle
          Hosp & Hlth.....................................    6.800    11/15/23     2,343,418
 5,035    Dauphin Cnty, PA Genl Auth Hlth Sys Rev Pinnacle
          Hlth Sys Proj Rfdg (MBIA Insd)..................    5.500    05/15/27     4,901,472
 2,000    Delaware Cnty, PA Auth Hosp Rev Crozer Chester
          Med Cent Ser A, B & C (Prerefunded @ 12/15/00)
          (MBIA Insd).....................................    7.500    12/15/20     2,237,760
 2,475    Delaware Cnty, PA Auth Rev Elwyn Inc Proj
          (Prerefunded @ 06/01/00)........................    8.350    06/01/15     2,783,410
 1,500    Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
          Proj (Prerefunded @ 06/01/02)...................    9.250    06/01/22     1,825,035
   500    Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
          Proj Rfdg.......................................    6.200    06/01/05       504,890
 3,000    Delaware Cnty, PA Auth Rev First Mtg Riddle Vlg
          Proj Rfdg.......................................    7.000    06/01/26     3,018,690
 2,000    Erie Cnty, PA Hosp Auth Rev Saint Vincent Hlth
          Cent Proj Ser A (MBIA Insd).....................    6.375    07/01/22     2,141,980
 2,065    Greene Cnty, PA Unlimited Tax (Prerefunded @
          08/01/00).......................................    8.500    08/01/10     2,283,787
 3,000    Harrisburg, PA Auth Rev Pooled Univ Pgm Ser 11
          (MBIA Insd).....................................    5.625    09/15/17     3,008,970
   650    Hazleton, PA Hlth Svcs Auth Saint Joseph Med
          Cent Rfdg.......................................    5.850    07/01/06       659,581
 1,750    Indiana Cnty, PA Indl Dev Auth Pollutn Ctl Rev
          Metro Edison Co Proj A (AMBAC Insd).............    5.950    05/01/27     1,768,357
 1,800    Kiski, PA Area Sch Dist (FGIC Insd).............    5.300    03/01/17     1,766,448

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
          Recovery Sys Rev Ser A..........................    8.375%   12/15/04  $  1,042,020
 2,000    Lancaster Cnty, PA Solid Waste Mgmt Auth Res
          Recovery Sys Rev Ser A..........................    8.500    12/15/10     2,087,780
 2,000    Lehigh Cnty, PA Genl Purp Auth Cedar Crest
          College Rfdg....................................    6.700    04/01/26     2,056,040
 4,100    Lehigh Cnty, PA Genl Purp Auth Rev Muhlenberg
          Hosp Ser A Rfdg.................................    8.100    07/15/10     4,432,469
 1,000    Lehigh Cnty, PA Indl Dev Auth Pollutn Ctl Rev PA
          Pwr & Lt Co Proj Ser A Rfdg (MBIA Insd).........    6.400    11/01/21     1,083,820
 2,000    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
          Providence Sisters Ser A........................    6.500    07/01/22     2,122,560
 2,500    Lycoming Cnty, PA Auth Hosp Lease Rev Divine
          Providence Sisters Ser A (Prerefunded @
          07/01/00) (c)...................................    7.750    07/01/16     2,775,925
 1,000    McKean Cnty, PA Hosp Auth Hosp Rev Bradford Hosp
          Proj (Crossover Rfdg @ 10/01/00)................    8.875    10/01/20     1,143,280
   750    McKeesport, PA Indl Dev Auth Rev The Kroger Corp
          Allegheny Cnty Rfdg.............................    8.650    06/01/11       851,985
 3,000    Monroeville, PA Hosp Auth Hosp Rev Forbes Hlth
          Sys Rfdg........................................    6.250    10/01/15     3,088,890
   500    Montgomery Cnty, PA Higher Edl & Hlth Auth Hosp
          Rev Suburban Genl Hosp Bonds (AMBAC Insd).......    7.250    05/01/16       511,390
   410    Montgomery Cnty, PA Higher Edl & Hlth Auth
          Nursing Home Rev Delco Sys Svcs Proj A..........    9.875    11/01/18       423,452
 2,250    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev Adult Cmntys Total Svcs Ser B.........    5.625    11/15/12     2,222,505
 2,000    Montgomery Cnty, PA Indl Dev Auth Retirement
          Cmnty Rev GDL Farms Corp Proj Rfdg..............    6.300    01/01/13     1,954,420
 2,500    Montgomery Cnty, PA Indl Dev Auth Rev Pollutn
          Ctl Philadelphia Elec Co Ser A Rfdg.............    7.600    04/01/21     2,704,350
 3,000    Montgomery Cnty, PA Indl Dev Auth Rev Res
          Recovery........................................    7.500    01/01/12     3,264,240
 1,000    Montgomery Cnty, PA Indl Dev Auth Rev Wordsworth
          Academy.........................................    7.750    09/01/24     1,012,480
 1,415    New Kensington Arnold, PA Sch Dist (FGIC
          Insd)...........................................    5.500    05/15/17     1,415,439
 3,300    New Kensington Arnold, PA Sch Dist (FGIC
          Insd)...........................................    5.500    05/15/26     3,241,194
 1,500    North Penn, PA Wtr Auth Wtr Rev (FGIC Insd).....    6.200    11/01/22     1,578,720
 1,000    North Penn, PA Wtr Auth Wtr Rev (Prerefunded @
          11/01/04) (FGIC Insd)...........................    6.875    11/01/19     1,145,030
 2,500    Northampton Cnty, PA Indl Dev Auth Rev Pollutn
          Ctl Bethlehem Steel Rfdg........................    7.550    06/01/17     2,674,325
 1,000    Northeastern PA Hosp & Edl Auth College Rev Gtd
          Luzerne Cnty Cmnty College (AMBAC Insd).........    6.625    08/15/15     1,090,980
 2,302    Oil City, PA Towne Tower Proj...................    6.750    05/01/20     2,414,233
 1,335    Penn Hills, PA (FGIC Insd)......................    5.800    12/01/13     1,380,176

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,600    Penn Hills, PA (FGIC Insd)......................    5.850%   12/01/14  $  1,653,760
 1,335    Penn Hills, PA (FGIC Insd)......................    5.900    12/01/17     1,376,318
 3,000    Penn Manor Sch Dist PA (FGIC Insd)..............    5.200    06/01/16     2,899,980
 2,000    Pennsylvania Econ Dev Fin Auth Exempt Fac Rev
          MacMillan Ltd Partnership Proj..................    7.600    12/01/20     2,278,280
 2,400    Pennsylvania Econ Dev Fin Auth Recycling Rev
          Ponderosa Fibres Proj Ser A.....................    9.250    01/01/22     1,747,032
 3,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D...............................    7.050    12/01/10     3,242,340
 1,500    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Colver Proj Ser D...............................    7.125    12/01/15     1,618,455
 5,000    Pennsylvania Econ Dev Fin Auth Res Recovery Rev
          Northampton Generating Ser A....................    6.600    01/01/19     5,087,700
 4,000    Pennsylvania Hsg Fin Agy (Inverse Fltg).........    9.914    10/03/23     4,385,000
 1,000    Pennsylvania Hsg Fin Agy Rental Hsg Rfdg (FNMA
          Collateralized).................................    6.500    07/01/23     1,036,330
 1,000    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          40..............................................    6.900    04/01/25     1,063,970
 2,500    Pennsylvania Hsg Fin Agy Single Family Mtg Ser
          42..............................................    6.850    04/01/25     2,658,025
   850    Pennsylvania Infrastructure Invt Auth Rev
          Pennvest Subser B...............................    6.800    09/01/10       925,735
 2,000    Pennsylvania Intergvtl Coop Auth Spl Tax Rev
          City of Philadelphia Funding Pgm (MBIA Insd)....    5.600    06/15/15     2,014,620
 4,000    Pennsylvania St Ctfs Partn (FSA Insd)...........    6.250    05/01/16     4,256,200
 2,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Rfdg (Inverse Fltg) (AMBAC
          Insd)...........................................    9.652    09/01/26     2,247,500
 2,500    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser B (Inverse Fltg) (MBIA
          Insd)...........................................   10.941    03/01/20     2,862,500
 4,000    Pennsylvania St Higher Edl Assistance Agy
          Student Ln Rev Ser C (AMBAC Insd)...............    6.400    03/01/22     4,111,600
 1,700    Pennsylvania St Higher Edl Fac Auth College &
          Univ Rev Bryn Mawr College (MBIA Insd)..........    5.625    12/01/27     1,687,658
 2,000    Pennsylvania St Higher Edl Fac Auth Hlth Svcs
          Rev Allegheny Delaware Vly Oblig A (MBIA
          Insd)...........................................    5.000    11/15/06     2,007,320
 4,595    Pennsylvania St Higher Edl Fac Auth Hlth Svcs
          Rev Allegheny Deleware Vly Oblig A (MBIA
          Insd)...........................................    5.600    11/15/10     4,754,538
 5,400    Pennsylvania St Higher Edl Fac Auth Rev Drexel
          Univ Rfdg.......................................    6.375    05/01/17     5,635,926
 1,590    Pennsylvania St Indl Dev Auth Rev Econ Dev
          (AMBAC Insd)....................................    6.000    07/01/06     1,723,910
 2,505    Philadelphia, PA Auth for Indl Dev Coml Dev
          Philadelphia Arpt Rev Rfdg......................    7.750    12/01/17     2,729,598
 3,000    Philadelphia, PA Auth for Indl Dev Rev Long-Term
          Care Maplewood..................................    8.000    01/01/24     3,132,960
 11,565   Philadelphia, PA Auth Indl Dev Lease Rev Ser A
          (MBIA Insd).....................................    5.375    02/15/27    11,181,852
 3,000    Philadelphia, PA Gas Wks Rev Ser 14 (FSA
          Insd)...........................................    6.250    07/01/08     3,263,940

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         PENNSYLVANIA (CONTINUED)
$ 250    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Albert Einstein Med Cent....................    7.000%   10/01/21  $    267,125
2,800    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Chestnut Hill Hosp..........................    6.500    11/15/22     2,896,516
4,000    Philadelphia, PA Hosp & Higher Edl Fac Auth Hosp
         Rev Temple Univ Hosp Ser A......................    6.625    11/15/23     4,201,240
1,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/08       861,165
3,750    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/11     1,782,412
3,775    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/12     1,687,425
4,500    Philadelphia, PA Muni Auth Rev Muni Svcs Bldg
         Lease Cap Apprec (FSA Insd).....................        *    03/15/13     1,889,865
2,155    Philadelphia, PA Muni Auth Rev Rfdg (Prerefunded
         @ 04/01/00) (FGIC Insd).........................    7.800    04/01/18     2,351,040
3,100    Philadelphia, PA Sch Dist Ser B (AMBAC Insd)....    5.375    04/01/27     3,001,420
1,800    Philadelphia, PA Wtr & Swr Rev Ser 16
         (Prerefunded @ 08/01/01)........................    7.500    08/01/10     2,039,184
2,000    Philadelphia, PA Wtr & Wastewtr Rev Rfdg (MBIA
         Insd)...........................................    5.625    06/15/08     2,096,680
1,470    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser
         C1..............................................    6.800    10/01/25     1,540,942
1,475    Pittsburgh, PA Urban Redev Auth Mtg Rev Ser D...    6.250    10/01/17     1,520,253
  875    Pittsburgh, PA Urban Redev Auth Single Family
         Mtg Rev Ser A (GNMA Collateralized).............    8.000    12/01/20       916,475
3,850    Pottstown Boro, PA Auth Swr Rev Gtd Rfdg (AMBAC
         Insd)...........................................    5.500    11/01/21     3,786,282
2,665    Radnor Twp, PA Sch Dist.........................    5.750    03/15/19     2,681,470
3,000    Randor Twp, PA Sch Dist.........................    5.750    03/15/26     3,005,220
  250    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Cmnty Med Cent Proj (BIGI Insd).................    7.875    07/01/10       263,408
1,000    Scranton-Lackawanna, PA Hlth & Welfare Auth Rev
         Marian Cmnty Hosp Proj Rfdg.....................    7.125    01/15/13     1,009,580
2,650    Sharon, PA Regl Hlth Sys Auth Hosp Rev Sharon
         Regl Hlth Sys Proj A Rfdg.......................    6.875    12/01/09     2,807,198
  355    Somerset Cnty, PA Indl Dev Auth Coml Dev Rev
         First Mtg Kmart Corp Ser A Rfdg.................    7.200    04/01/07       374,000
2,180    State Pub Sch Bldg Auth PA Sch Rev Burgettstown
         Sch Dist Ser D (MBIA Insd)......................    6.500    02/01/14     2,377,770
1,500    Washington Cnty, PA Auth Lease Rev Muni Fac Pool
         Cap Ser C Subser C-1D (Prerefunded @ 06/15/00)
         (AMBAC Insd)....................................    7.450    12/15/18     1,669,365
2,935    West Shore, PA Area Auth Hlth Cent Rev United
         Methodist Homes Aging Inc (Prerefunded @
         06/01/01).......................................    7.400    06/01/16     3,295,330

                                               See Notes to Financial Statements

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                       Description                     Coupon     Maturity  Market Value
---------------------------------------------------------------------------------------------
          PENNSYLVANIA (CONTINUED)
$1,000    West Shore, PA Area Hosp Auth Hosp Rev Holy
          Spirit Hosp Proj (MBIA Insd)....................    5.700%   01/01/22  $    995,420
   350    Westmoreland Cnty, PA Indl Dev Auth Rev Citizens
          Genl Hosp Proj A Rfdg...........................    8.250    07/01/13       357,647
                                                                                 ------------
                                                                                  272,623,283
                                                                                 ------------
          GUAM  1.0%
 2,750    Guam Govt Ser A.................................    5.750    09/01/04     2,771,478
                                                                                 ------------
          PUERTO RICO  0.0%
    45    Puerto Rico Comwlth Pub Impt Rfdg (Prerefunded @
          07/01/97).......................................    7.125    07/01/02        45,904
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  101.3%
  (Cost $258,434,019) (a)......................................................   275,440,665
SHORT-TERM INVESTMENTS AT AMORTIZED COST  1.7%.................................     4,700,000
                                                                                 ------------
TOTAL INVESTMENTS  103.0%
  (Cost $263,134,019)..........................................................   280,140,665
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.0%)..................................    (8,248,589)
                                                                                 ------------
NET ASSETS  100.0%.............................................................  $271,892,076
                                                                                 ============

*Zero coupon bond

(a) Currently is a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

(b) Securities purchased on a when issued or delayed delivery basis.

(c) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $263,134,019).......................  $280,140,665
Receivables:
  Interest..................................................     4,182,587
  Fund Shares Sold..........................................       867,265
  Investments Sold..........................................       196,702
Other.......................................................         4,296
                                                              ------------
      Total Assets..........................................   285,391,515
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     9,544,155
  Custodian Bank............................................     2,007,098
  Income Distributions......................................     1,150,353
  Distributor and Affiliates................................       253,078
  Fund Shares Repurchased...................................       182,526
  Investment Advisory Fee...................................       134,235
Deferred Compensation and Retirement Plans..................       122,853
Accrued Expenses............................................       105,141
                                                              ------------
      Total Liabilities.....................................    13,499,439
                                                              ------------
NET ASSETS..................................................  $271,892,076
                                                              ============
NET ASSETS CONSIST OF:
Paid in Surplus.............................................  $257,680,178
Net Unrealized Appreciation.................................    17,006,646
Accumulated Undistributed Net Investment Income.............       432,636
Accumulated Net Realized Loss...............................    (3,227,384)
                                                              ------------
NET ASSETS..................................................  $271,892,076
                                                              ============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $221,084,554 and 12,639,538 shares of
    beneficial interest issued and outstanding).............  $      17.49
    Maximum sales charge (4.75%* of offering price).........           .87
                                                              ------------
    Maximum offering price to public........................  $      18.36
                                                              ============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $48,060,655 and 2,748,408 shares of
    beneficial interest issued and outstanding).............  $      17.49
                                                              ============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $2,746,867 and 157,115 shares of
    beneficial interest issued and outstanding).............  $      17.48
                                                              ============

*On sales of $100,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

               For the Six Months Ended June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 8,689,034
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................      812,591
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $273,014, $237,490 and $15,703,
  respectively).............................................      526,207
Shareholder Services........................................      172,165
Trustees Fees and Expenses..................................       22,984
Legal.......................................................       14,480
Custody.....................................................        6,365
Other.......................................................      136,873
                                                              -----------
    Total Expenses..........................................    1,691,665
    Less Expenses Reimbursed................................        4,740
                                                              -----------
    Net Expenses............................................    1,686,925
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 7,002,109
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,235,877
  Futures...................................................     (425,151)
                                                              -----------
Net Realized Gain...........................................      810,726
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   17,962,920
  End of the Period:
    Investments.............................................   17,006,646
                                                              -----------
Net Unrealized Depreciation During the Period...............     (956,274)
                                                              -----------
NET REALIZED AND UNREALIZED LOSS............................  $  (145,548)
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 6,856,561
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                     For the Six Months Ended June 30, 1997
                and the Year Ended December 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                       Six Months Ended      Year Ended
                                                        June 30, 1997     December 31, 1996
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................     $  7,002,109        $ 14,364,732
Net Realized Gain.....................................          810,726           1,606,502
Net Unrealized Depreciation...........................         (956,274)         (5,619,309)
                                                           ------------        ------------
Change in Net Assets from Operations..................        6,856,561          10,351,925
                                                           ------------        ------------
Distributions from Net Investment Income:
  Class A Shares......................................       (5,757,799)        (11,821,553)
  Class B Shares......................................       (1,059,419)         (2,128,485)
  Class C Shares......................................          (70,149)           (151,397)
                                                           ------------        ------------
    Total Distributions...............................       (6,887,367)        (14,101,435)
                                                           ------------        ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          (30,806)         (3,749,510)
                                                           ------------        ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.............................        8,645,820          35,010,881
Net Asset Value of Shares Issued Through Dividend
  Reinvestment........................................        4,004,413           8,324,756
Cost of Shares Repurchased............................      (19,943,395)        (37,239,983)
                                                           ------------        ------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS........       (7,293,162)          6,095,654
                                                           ------------        ------------
TOTAL INCREASE/DECREASE IN NET ASSETS.................       (7,323,968)          2,346,144
NET ASSETS:
Beginning of the Period...............................      279,216,044         276,869,900
                                                           ------------        ------------
End of the Period (including accumulated undistributed
  net investment income of $432,636 and $317,894,
  respectively).......................................     $271,892,076        $279,216,044
                                                           ============        ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                   Six Months               Year Ended December 31
                                      Ended        ----------------------------------------
        Class A Shares            June 30, 1997     1996       1995       1994       1993
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period..................          $17.490    $17.737    $16.081    $18.062    $16.899
                                        -------    -------    -------    -------    -------
Net Investment Income.........             .458       .919       .946       .965      1.027
Net Realized and Unrealized
  Gain/Loss...................            (.006)     (.263)     1.660     (1.985)     1.164
                                        -------    -------    -------    -------    -------
Total from Investment
  Operations..................             .452       .656      2.606     (1.020)     2.191
Less Distributions from and in
  Excess of Net Investment
  Income......................             .450       .903       .950       .961      1.028
                                        -------    -------    -------    -------    -------
Net Asset Value, End of the
  Period......................          $17.492    $17.490    $17.737    $16.081    $18.062
                                        =======    =======    =======    =======    =======
Total Return* (a).............            2.62%**    3.86%     16.62%     (5.72%)    13.25%
Net Assets at End of the
  Period (In millions)........           $221.1    $ 227.4     $226.7     $203.2    $ 221.7
Ratio of Expenses to Average
  Net Assets*.................            1.10%      1.09%      1.00%       .90%       .71%
Ratio of Net Investment Income
  to Average Net Assets*......            5.31%      5.32%      5.57%      5.73%      5.80%
Portfolio Turnover............              28%**      57%        28%         8%         1%
*If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average
  Net Assets..................            1.11%      1.09%      1.14%      1.17%      1.09%
Ratio of Net Investment Income
  to Average Net Assets.......            5.31%      5.31%      5.42%      5.46%      5.41%

**Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                               May 1, 1993
                            Six Months         Year Ended December 31,      (Commencement of
                               Ended        -----------------------------   Distribution) to
      Class B Shares       June 30, 1997     1996       1995       1994     December 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning
  of the Period...........    $17.484       $17.731    $16.080    $18.055        $17.460
                                            -------    -------    -------        -------
Net Investment Income.....       .392          .788       .819       .841           .586
Net Realized and
  Unrealized Gain/Loss....      (.005)        (.264)     1.659     (1.985)          .603
                              -------       -------    -------    -------        -------
Total from Investment
  Operations..............       .387          .524      2.478     (1.144)         1.189
Less Distributions from
  and in Excess of Net
  Investment Income.......       .384          .771       .827       .831           .594
                              -------       -------    -------    -------        -------
Net Asset Value,
  End of the Period.......    $17.487       $17.484    $17.731    $16.080        $18.055
                              =======       =======    =======    =======        =======
Total Return* (a).........      2.29%**       3.07%     15.72%     (6.39%)         6.81%**
Net Assets at End of the
  Period (In millions)....    $  48.1       $  48.4    $  46.8    $  37.6        $  27.7
Ratio of Expenses to
  Average Net Assets*.....      1.86%         1.85%      1.75%      1.64%          1.48%
Ratio of Net Investment
  Income to Average Net
  Assets*.................      4.55%         4.56%      4.81%      4.98%          4.47%
Portfolio Turnover........        28%**         57%        28%         8%             1%**
* If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to
  Average Net Assets......      1.86%         1.85%      1.89%      1.90%          1.82%
Ratio of Net Investment
  Income to Average Net
  Assets..................      4.55%         4.55%      4.66%      4.71%          4.13%

** Non-Annualized

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

       The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                             August 13, 1993
                           Six Months         Year Ended December 31,       (Commencement of
                              Ended        -----------------------------    Distribution) to
    Class C Shares        June 30, 1997     1996       1995       1994      December 31, 1993
---------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the
  Period..............          $17.482    $17.729    $16.079    $18.045     $    17.850
                                -------    -------    -------    -------     -----------
Net Investment
  Income..............             .396       .788       .812       .850            .325
Net Realized and
  Unrealized
  Gain/Loss...........            (.011)     (.264)     1.665     (1.985)           .208
                                -------    -------    -------    -------     -----------
Total from Investment
  Operations..........             .385       .524      2.477     (1.135)           .533
Less Distributions
  from and in Excess
  of Net Investment
  Income..............             .384       .771       .827       .831            .338
                                -------    -------    -------    -------     -----------
Net Asset Value, End
  of the Period.......          $17.483    $17.482    $17.729    $16.079     $    18.045
                                =======    =======    =======    =======     ===========
Total Return* (a).....            2.23%**    3.08%     15.72%     (6.34%)          2.98%**
Net Assets at End of
  the Period (In
  millions)...........          $   2.7    $   3.4    $   3.4    $   2.2     $       2.1
Ratio of Expenses to
  Average Net
  Assets*.............            1.86%      1.85%      1.75%      1.63%           1.54%
Ratio of Net
  Investment Income to
  Average Net
  Assets*.............            4.56%      4.56%      4.76%      4.97%           4.08%
Portfolio Turnover....              28%**      57%        28%         8%              1%**

 * If certain expenses had not been assumed by VKAC, total return would have been lower and the ratios would have been as follows:

Ratio of Expenses to
  Average Net
  Assets..............            1.86%      1.85%      1.90%      1.90%           1.89%
Ratio of Net
  Investment Income to
  Average Net
  Assets..............            4.56%      4.55%      4.61%      4.70%           3.73%

** Non-Annualized

(a) Total Return is based upon the net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Pennsylvania Tax Free Income Fund (the "Fund") is organized as a Pennsylvania trust and is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide Pennsylvania investors a high level of current income exempt from federal and Pennsylvania state income taxes and, where possible under local law, local income and personal property taxes, through investment primarily in a varied portfolio of medium and lower grade municipal securities. The Fund commenced investment operations on May 1, 1987. The distribution of the Fund's Class B and Class C shares commenced on May 1, 1993, and August 13, 1993, respectively.
    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, if any, to its shareholders. Therefore, no provision for federal income taxes is required.
    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 1996, the Fund had an accumulated capital loss carryforward for tax purposes of $4,038,110 which expires on December 31, 2003.
    At June 30, 1997, for federal income tax purposes, the cost of long- and short-term investments is $263,134,019; the aggregate gross unrealized appreciation is $17,680,603 and the aggregate gross unrealized depreciation is $673,957, resulting in net unrealized appreciation of $17,006,646.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Due to inherent differences in the recognition of certain expenses under generally accepted accounting principles and for federal income tax purposes, the amount of distributable net investment income may differ between book and federal income tax purposes for a particular period. These differences are temporary in nature, but may result in book basis distribution in excess of net investment income for certain periods.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $500 million......................................     .600 of 1%
Over $500 million.......................................     .500 of 1%

    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $3,600 representing legal services provided by Skadden, Arps, Slate, Meagher, & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.
    For the six months ended June 30, 1997, the Fund recognized expenses of approximately $56,800 representing Van Kampen American Capital Distributors, Inc.'s or

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

its affiliates' (collectively "VKAC") cost of providing accounting, cash management and legal services to the Fund.
    ACCESS Investor Services, Inc. ("ACCESS"), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 1997, the Fund recognized expenses of approximately $129,600, representing ACCESS' cost of providing transfer agency and shareholder services plus a profit.

    Certain officers and trustees of the Fund are also officers and directors of VKAC. The Fund does not compensate its officers or trustees who are officers of VKAC.
    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of VKAC. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is equal to $2,500.

3. CAPITAL TRANSACTIONS
The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C. There are an unlimited number of shares of each class without par value authorized.
     At June 30, 1997, paid in surplus aggregated $206,676,287, $48,214,506 and $2,789,385 for Classes A, B and C, respectively. For the six months ended June 30, 1997, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................       318,512   $  5,531,839
  Class B..........................................       156,269      2,711,983
  Class C..........................................        23,181        401,998
                                                       ----------   ------------
Total Sales........................................       497,962   $  8,645,820
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       192,725   $  3,345,322
  Class B..........................................        35,189        610,638
  Class C..........................................         2,793         48,453
                                                       ----------   ------------
Total Dividend Reinvestment........................       230,707   $  4,004,413
                                                       ==========   ============
Repurchases:
  Class A..........................................      (875,904)  $(15,206,927)
  Class B..........................................      (211,717)    (3,672,622)
  Class C..........................................       (61,207)    (1,063,846)
                                                       ----------   ------------
Total Repurchases..................................    (1,148,828)  $(19,943,395)
                                                       ==========   ============

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

     At December 31, 1996, paid in surplus aggregated $213,006,053, $48,564,507 and $3,402,780 for Classes A, B and C, respectively. For the year ended December 31, 1996, transactions were as follows:

                                                         SHARES        VALUE
--------------------------------------------------------------------------------
Sales:
  Class A..........................................     1,590,112   $ 27,397,512
  Class B..........................................       406,876      7,067,219
  Class C..........................................        31,825        546,150
                                                       ----------   ------------
Total Sales........................................     2,028,813   $ 35,010,881
                                                       ==========   ============
Dividend Reinvestment:
  Class A..........................................       402,847   $  6,971,101
  Class B..........................................        72,020      1,245,925
  Class C..........................................         6,228        107,730
                                                       ----------   ------------
Total Dividend Reinvestment........................       481,095   $  8,324,756
                                                       ==========   ============
Repurchases:
  Class A..........................................    (1,768,713)  $(30,558,627)
  Class B..........................................      (349,466)    (6,031,703)
  Class C..........................................       (37,401)      (649,653)
                                                       ----------   ------------
Total Repurchases..................................    (2,155,580)  $(37,239,983)
                                                       ==========   ============

     Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule. The Class B and C shares bear the expense of their respective deferred sales arrangements, including higher distribution and service fees and incremental transfer agency costs.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

                                                         CONTINGENT DEFERRED
                                                            SALES CHARGE
                YEAR OF REDEMPTION                     CLASS B      CLASS C
------------------------------------------------------------------------------
First..............................................       4.00%          1.00%
Second.............................................       3.75%           None
Third..............................................       3.50%           None
Fourth.............................................       2.50%           None
Fifth..............................................       1.50%           None
Sixth..............................................       1.00%           None
Seventh and Thereafter.............................        None           None

    For the six months ended June 30, 1997, VKAC, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $22,600 and CDSC on redeemed shares of approximately $57,400. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments were $78,182,314 and $74,575,021, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.
    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising an option contract or taking delivery of a security underlying a futures contract. In these instances the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.
    Summarized on the next page are the specific types of derivative financial instruments used by the Fund.

                           June 30, 1997 (Unaudited)
--------------------------------------------------------------------------------

A. FUTURES CONTRACTS--A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.
    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).
    Transactions in futures contracts, for the six months ended June 30, 1997, were as follows:

                                                              CONTRACTS
-----------------------------------------------------------------------
Outstanding at December 31, 1996..........................            0
Futures Opened............................................          900
Futures Closed............................................         (900)
                                                                   ----
Outstanding at June 30, 1997..............................            0
                                                                   ====

B. INVERSE FLOATING SECURITY--These instruments, which are identified in the portfolio of investments, have a coupon which is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Fund to enhance the yield of the portfolio.

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.
    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended June 30, 1997, are payments to VKAC of approximately $176,900.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   U.S. Real Estate Fund
   Value Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds or Morgan Stanley retail funds.

         VAN KAMPEN AMERICAN CAPITAL PENNSYLVANIA TAX FREE INCOME FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
RICHARD M. DEMARTINI*
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
JACK E. NELSON
DON G. POWELL*
JEROME L. ROBINSON
PHILLIP B. ROONEY
FERNANDO SISTO
WAYNE W. WHALEN* - Chairman

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*

ALAN T. SACHTLEBEN*

PAUL R. WOLKENBERG*
  Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

DISTRIBUTOR

VAN KAMPEN AMERICAN CAPITAL
DISTRIBUTORS, INC.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

SHAREHOLDER SERVICING AGENT

ACCESS INVESTOR
SERVICES, INC.
P.O. Box 418256
Kansas City, Missouri 64141-9256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Fund, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless it has been preceded or is accompanied by an effective prospectus of the Fund which contains additional information on how to purchase shares, the sales charge, and other pertinent data. After December 31, 1997, the report must be accompanied by a quarterly performance update, if applicable.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Fund was held on May 28, 1997 where shareholders voted on a new investment advisory agreement, the election of Trustees and the ratification of KPMG Peat Marwick LLP as independent public accountants. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Fund, 10,156,040 shares voted for the proposal, 146,688 shares voted against and 387,720 shares abstained. With regard to the election of J. Miles Branagan as elected trustee of the Fund, 10,548,711 shares voted in his favor and 141,737 shares withheld. With regard to the election of Richard M. DeMartini as elected trustee of the Fund, 10,542,836 shares voted in his favor and 147,612 shares withheld. With regard to the election of Linda Hutton Heagy as elected trustee of the Fund, 10,533,319 shares voted in her favor and 157,130 shares withheld. With regard to the election of R. Craig Kennedy as elected trustee of the Fund, 10,533,381 shares voted in his favor and 157,068 shares withheld. With regard to the election of Jack E. Nelson as elected trustee of the Fund, 10,548,711 shares voted in his favor and 141,737 shares withheld. With regard to the election of Don G. Powell as elected trustee of the Fund, 10,546,190 shares voted in his favor and 144,259 shares withheld. With regard to the election of Jerome L. Robinson as elected trustee of the Fund, 10,545,647 shares voted in his favor and 144,802 shares withheld. With regard to the election of Phillip B. Rooney as elected trustee of the Fund, 10,548,814 shares voted in his favor and 141,634 shares withheld. With regard to the election of Fernando Sisto as elected trustee of the Fund, 10,546,031 shares voted in his favor and 144,418 shares withheld. With regard to the election of Wayne W. Whalen as elected trustee of the Fund, 10,548,814 shares voted in his favor and 141,634 shares withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Fund, 10,358,793 shares voted for the proposal, 46,227 shares voted against and 285,428 shares abstained.